                                                                    EXHIBIT 99.b


                               CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                               (A MINNESOTA LIMITED PARTNERSHIP)


                               FINANCIAL STATEMENTS
                               AS OF DECEMBER 31, 1995 AND 1994,
                               TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
CRICO of Trailway Pond I
 Limited Partnership:

We have audited the accompanying balance sheets - income tax basis - of CRICO of Trailway Pond I Limited Partnership (a Minnesota limited partnership, the "Partnership") as of December 31, 1995 and 1994, and the related income tax basis statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements and the schedules referred to below are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and the schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 3 to the financial statements, these financial statements were prepared on the income tax basis of accounting, which is a comprehensive basis of accounting other than generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CRICO of Trailway Pond I Limited Partnership as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, on the income tax basis of accounting described in Note 3 to the financial statements.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 2 to the financial statements, the Partnership was in default at December 31, 1995, with regard to its mortgage loan agreement, due to its inability to generate sufficient cash flow to meet its contractual obligations.

Additionally, the Partnership does not expect to be able to generate sufficient cash flow to meet its contractual obligations under the mortgage loan agreement in 1996. This issue raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plan in regard to this matter is described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The U.S. Department of Housing and Urban Development Statement of Profit and Loss and Schedule I are presented for purposes of additional analysis and are not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Arthur Andersen LLP

Washington, D.C.,
January 31, 1996

                  CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1995 AND 1994

                                     ASSETS

                                             1995         1994
FIXED ASSETS:                                ----         ----
  Land                                    $  451,518   $  451,518
  Building and improvements                3,486,159    3,486,159
  Furniture, fixtures and equipment          418,408      418,408
                                          ----------   ----------
                                           4,356,085    4,356,085
  Less- Accumulated depreciation            (932,387)    (768,811)
                                          ----------   ----------
   Net fixed assets                        3,423,698    3,587,274
                                          ----------   ----------
CURRENT ASSETS:
  Cash                                        18,167       23,687
  Tenants accounts receivable                    148            -
  Accounts receivable - other                  1,106            -
  Prepaid insurance                            7,155        4,635
                                          ----------   ----------
   Total current assets                       26,576       28,322
                                          ----------   ----------
RESTRICTED CASH:
  Tenants' security deposits,
   separately held in an                      22,736       21,980
   interest-bearing account

   Escrow deposits                           118,261       97,097
                                          ----------   ----------
    Total restricted cash                    140,997      119,077
                                          ----------   ----------
 OTHER ASSETS- Favorable financing, net
  of accumulated amortization of
  $450,315 and $360,252, respectively        300,213      390,276
                                          ----------   ----------
    Total assets                          $3,891,484   $4,124,949
                                          ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                  CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1995 AND 1994

                       LIABILITIES AND PARTNERS' DEFICIT


                                              1995          1994
CURRENT LIABILITIES:                          ----          ----

  Accounts payable                        $    13,281   $    14,245
  Accrued mortgage service fee                102,267        73,048
  Accrued interest                            852,472       636,832
  Special assessments payable                   8,325         8,324
  Mortgage loan payable                     4,675,000     4,675,000
  Construction period deferred base
    interest payable                          296,740       296,740
                                           ----------    ----------
     Total current liabilities              5,948,085     5,704,189

TENANTS' SECURITY DEPOSITS                     20,216        20,909


SPECIAL ASSESSMENTS  PAYABLE, net of
  current  portion                             33,296        41,621
                                           ----------    ----------
     Total liabilities                      6,001,597     5,766,719
                                           ----------    ----------
PARTNERS' DEFICIT                          (2,110,113)   (1,641,770)
     Total liabilities and partners'
       deficit                            $ 3,891,484   $ 4,124,949
                                           ==========    ==========

   The accompanying notes are an integral part of these financial statements.

                 CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


                                           1995        1994
OPERATING INCOME:                          ----        ----

  Rental income                         $ 565,212   $ 539,199
  Interest income                           4,357       3,092
  Other income                             23,677      27,785
                                        ---------   ---------
          Total operating income          593,246     570,076
                                        ---------   ---------
OPERATING EXPENSES:
  Real estate taxes                       105,422      90,575
  Interest on special assessments           3,658       5,244
  Repairs and maintenance                  40,819      39,960
  Salaries and related payroll costs       49,988      50,311
  Mortgage servicing fees                  35,063      35,064
  Fuel and utilities                       37,921      42,245
  Management fee                           24,374      20,928
  Marketing                                15,434      26,771
  Insurance                                13,036       8,938
  Professional                              5,861       6,131
  Other                                    15,886      18,634
                                        ---------   ---------
          Total operating expenses        347,462     344,801
                                        ---------   ---------
          Income from operations          245,784     225,275

DEPRECIATION                              163,576     180,462

AMORTIZATION OF FAVORABLE FINANCING        90,063      90,063


INTEREST ON MORTGAGE LOAN                 460,488     460,488
                                        ---------   ---------
          Net loss                      $(468,343)  $(505,738)
                                        =========   =========

   The accompanying notes are an integral part of these financial statements.

                  CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                   STATEMENTS OF CHANGES IN PARTNERS' DEFICIT
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                     GENERAL           LIMITED
                                                     PARTNER           PARTNER        TOTAL
                                                   ----------        ----------     ----------
PARTNERS' DEFICIT, December 31, 1993                  $(16,330)      $(1,119,702)  $(1,136,032)
     Net loss                                           (4,540)         (501,198)     (505,738)
                                                      --------       -----------    ----------
PARTNERS' DEFICIT, December 31, 1994                   (20,870)       (1,620,900)   (1,641,770)
     Net loss                                           (9,757)         (458,586)     (468,343)
                                                      --------       -----------    ----------
PARTNERS' DEFICIT, December 31, 1995                  $(30,627)      $(2,079,486)  $(2,110,113)
                                                      ========       ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                  CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                        1995        1994
CASH FLOWS FROM OPERATING ACTIVITIES:                   ----        ----

   Net loss                                           $(468,343)  $(505,738)
   Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities-
      Depreciation and amortization                     253,639     270,525
      (Increase) decrease in assets and liabilities:
        Accounts receivable                              (1,254)     14,530
        Prepaid insurance                                (2,520)        (59)
        Escrow deposits                                 (21,164)     (7,906)
        Accounts payable                                   (964)      9,508
        Accrued mortgage service fee                     29,219      29,220
        Accrued interest                                215,640     208,320
        Special assessments payable                      (8,324)     (8,324)
        Tenant security deposits - net                   (1,449)     (1,071)
                                                      ---------   ---------
           Cash (used in) provided by
            operating activities                         (5,520)      9,005
                                                      ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES-
   Purchase of equipment                                      -      (4,633)
                                                      ---------   ---------

NET (DECREASE) INCREASE IN CASH                          (5,520)      4,372

CASH, beginning of the year                              23,687      19,315
                                                      ---------   ---------
CASH, end of the year                                 $  18,167   $  23,687
                                                      =========   =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION-
   Cash paid during the year for interest             $ 244,848   $ 252,168
                                                      =========   =========


   The accompanying notes are an integral part of these financial statements.

                  CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1995 AND 1994

1. ORGANIZATION:

CRICO of Trailway Pond I Limited Partnership (the "Partnership") was formed as a limited partnership under the laws of the state of Minnesota on December 26, 1990, for the purpose of owning and operating a rental housing project. According to the Partnership Agreement (the "Agreement"), the Partnership will terminate on December 31, 2030, if not terminated sooner. The project consists of 75 units located in the city of Burnsville, Minnesota, and operates under the name of Trailway Pond Apartments (the "Project"). The financing for the Project was obtained from Capital Realty Investors Tax Exempt Fund Limited Partnership ("CRITEF"), a publicly traded limited partnership. The general partner of CRITEF is CRITEF Associates Limited Partnership, whose managing general partner is CRI, Inc. and the shareholders of CRI, Inc. The general partner of the Partnership, CRICO of Trailway Pond I, Inc., a Delaware Corporation, is affiliated with CRI, Inc., and affiliated with all of the above mentioned entities. On January 1, 1992, CRICO of Iona, Inc., an affiliate, assigned its limited partner interest in the Partnership to CRICO Minnesota Holdings, Inc., also an affiliated entity.

Under the terms of the bonds issued to provide permanent financing for the Project, at least 20 percent of the completed project units must be occupied by individuals or families qualified as lower income tenants under certain sections of the Internal Revenue Code. At December 31, 1995 and 1994, the Project complied with this requirement.

2. GOING CONCERN:

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1995, the Partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustment that might result should the Partnership be unable to continue as a going concern. The Partnership's lender, CRITEF, has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreement and is effectively treating this obligation as a cash flow mortgage.

CRITEF entered into a merger agreement, subject to shareholder approval, with Watermark Partners, L.P. as of September 11, 1995, as amended on January 31, 1996. Capital Apartment Properties Inc., who is the general partner of Watermark Partners LP, may therefore pursue one of the following scenarios with respect to the Partnership:

                                      -2-
 . the current Partnership structure would be preserved and all of the Partnership interests would be transferred to CAPREIT Residential Properties ("CAPREIT"),

or

 . the current Partnership structure would be preserved and CAPREIT would replace the 1 percent general partner while leaving the 99 percent limited partner in place,

  or

 . the current partnership structure would be collapsed and all of the assets and liabilities of the partnership would be assumed by CAPREIT or one of its subsidiaries.

3. SIGNIFICANT ACCOUNTING POLICIES:

BASIS OF ACCOUNTING

The Partnership's financial statements have been prepared on the accrual basis of accounting used for income tax purposes, in accordance with the Agreement. The principal differences between this basis and generally accepted accounting principles ("GAAP") are that an intangible asset has been recognized for income tax purposes representing the value to the Partnership of its favorable financing and that assets were written up to their fair values at the time of the transfer. Depreciation and amortization are also computed under tax regulations which may differ from GAAP. (See separate notes below.)

Management believes that the Federal income tax treatment of the respective items entering into the determination of taxable loss is supportable based on its interpretation of the Internal Revenue Code and the related regulations, public rulings, and court decisions in effect as of the date of this report. Since the Federal income tax treatment of certain items may be based on conflicting or imprecise authoritative pronouncements, such treatment may be successfully challenged by the Internal Revenue Service.

RECLASSIFICATIONS

Certain amounts in the financial statements for 1994 have been reclassified to conform with 1995 presentation.

FAVORABLE FINANCING

Assets, liabilities and operations of the former partnership, Trailway Pond I Limited Partnership, were transferred on January 2, 1991, in full satisfaction of the previous partnership's indebtedness. Upon transfer, assets and liabilities were recorded at their respective fair values, and an intangible asset was recognized representing the value to the Partnership of the favorable financing provided by the Project's mortgage loan. According to Federal income tax rules and regulations, the sales price equates to the face value of the indebtedness assumed. According to Federal income tax rules and regulations, this asset is being amortized on a straight-line basis over the remaining life of the mortgage loan.

DEPRECIATION

Depreciation is computed under Federal income tax rules and regulations as follows.

                                     LIFE (YEARS)           BASIS
                                     -----------      ----------------

Building and improvements            27.5 or 31.5       Straight line
Furniture, fixtures and equipment        5-7            200% declining balance

Repairs and maintenance are expensed as incurred, while major improvements are capitalized in the applicable asset accounts. Additions to building and improvements in 1994 consist of $4,633 of cost capitalized for gutters.

INCOME TAXES

No provision for Federal income taxes is reflected in these financial statements since the loss of the Partnership is included in the individual income tax returns of the respective partners.

4. PARTNERSHIP AGREEMENT:

The general partner and the limited partner have a 1 and 99 percent ownership interest, respectively, in the Partnership. In accordance with the Agreement, the general partner contributed $1 to the Partnership, and the limited partner contributed $99.

Cash flow, as defined, is to be distributed at the discretion of the general partner (a) for the payments of all debts, liabilities, and reasonable and necessary expenses of operating the Partnership when due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, and (c) to the partners, pro rata, in accordance with their Partnership interests. Capital proceeds from the sale, refinancing, or other disposition of the Partnership's property will be distributed (a) for the payment of all debts and liabilities of the Partnership then due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, (c) to the partners in the amounts of their capital contributions, and (d) to the partners, pro rata, in accordance with their percentage interests.

5. MANAGEMENT AGREEMENTS:

Prior to February 1994, the property was managed by CRICO Management of Minnesota, Inc. ("CRICO of Minnesota"). CRICO of Minnesota earned a management fee of 3.75 percent of gross revenues, as defined, payable monthly, with an annual incentive fee of 0.5 percent of gross revenues.

Effective February 1, 1994, the property management contract was acquired by CAPREIT Residential Corporation. Management fees are payable to CAPREIT Residential Corporation at the same rate and terms as under the agreement with CRICO of Minnesota. As of December 31, 1995 and 1994, management fees paid were $21,604 and $20,671, respectively. Incentive management fees of $2,770 were paid in 1995.

6. MORTGAGE LOAN PAYABLE:

Permanent financing for the project was provided through the issuance of tax-exempt bonds by the city of Burnsville, Minnesota, in the total amount of $4,675,000, which was evidenced by a mortgage loan agreement with CRITEF, a related party and the bond owner. As further security on the obligation, the Partnership assigned existing and future rents and leases to the mortgagee. The maturity date of the mortgage is ten years from the construction completion date, which was determined by CRITEF to be May 1, 1989. Upon maturity, all outstanding principal and interest, including base interest and construction period deferred base interest, is due and payable.

The mortgage loan, which is nonrecourse to the Partnership, provided for base interest and construction period deferred base interest at a rate of 7.073 and
4.687 percent, respectively, through December 31, 1987, and 5.052 and 3.348 percent, respectively, through May 1, 1989. From May 1, 1989, through the maturity date, base interest is payable at the rate of 9.85 percent per annum. Primary contingent interest is payable each quarter at the rate of 1.5 percent per annum, out of that quarter's net cash flow, as defined. In addition, supplemental contingent interest is payable each quarter at the rate of 4.65 percent per annum, out of 50 percent of that quarter's net cash flow, as defined, remaining after deduction of primary contingent interest. If quarterly net cash flow is insufficient to pay contingent interest, primary contingent interest and supplemental contingent interest are deferred without interest until the earlier of the sale or refinancing of the Partnership occurs, as defined, but only if sufficient cash flow is generated from the sale or refinancing of the property. Because net cash flow in 1995 and 1994 was not sufficient to cover primary and supplemental contingent interest, these amounts were not accrued for, in accordance with Federal income tax rules and regulations. The unpaid primary contingent interest balances at December 31, 1995 and 1994, were $467,500 and $397,375, respectively. The unpaid supplemental contingent interest balances at December 31, 1995 and 1994, were $1,449,250 and $1,231,863, respectively. Pursuant to terms of the Partnership Agreement, interest is accrued on base interest payable, compounded at the base interest rate. At December 31, 1995 and 1994, this unpaid interest was $172,414 and $89,487, respectively. Because this amount is payable out of available cash flow after the payment of all current and accrued base interest and all current and accrued servicing fees, it is not probable to be paid, and accordingly, it is not recorded on the books of the Partnership.

The following schedule presents interest deferred, interest paid, and accrued interest for the years ended December 31, 1995 and 1994.


                                                          CURRENTLY
                                          DEFERRED         PAYABLE      TOTAL
                                          --------        ---------     -----
ACCRUED INTEREST AT DECEMBER 31, 1993    $1,374,995          $ 428,512
                                         ----------          ---------
 Base interest                                    -            460,488   $460,488
 Primary contingent interest                 70,125                  -     70,125
 Supplemental contingent interest           217,388                  -    217,388
 Interest on base interest                   56,286                  -     56,286
                                         ----------          ---------   --------
 Total 1994 interest incurred               343,799            460,488   $804,287
                                                                         ========
 Interest paid from operations                    -           (252,168)
                                         ----------          ---------
Accrued interest at December 31, 1994     1,718,794            636,832
                                         ----------          ---------
 Base interest                                    -            460,488   $460,488
 Primary contingent interest                 70,125                  -     70,125
 Supplemental contingent interest           217,318                  -    217,318
 Interest on base interest                   82,927                  -     82,927
                                         ----------          ---------   --------
Total 1995 interest incurred                370,370            460,488   $830,858
                                                                         ========
 Interest paid from operations                    -           (244,848)
                                         ----------          ---------
Accrued interest at December 31, 1995    $2,089,164          $ 852,472
                                         ==========          =========

The Partnership is required to pay the servicer a mortgage servicing fee equal to 0.625 percent of the outstanding principal balance of the loan. The fee is payable monthly on each base interest payment date from remaining cash available after payment of debt service on the mortgage loan. In 1995 and 1994, all amounts for these fees were accrued but not paid because there was insufficient cash flow to pay full debt service due.

Effective July 1, 1995, CRIIMI MAE Services Limited Partnership ("CMSLP") acquired the rights to service the mortgage from CRICO Mortgage Company. Also on July 1, 1995, all of the unpaid mortgage servicing fees accrued through June 30, 1995 were transferred to CRI, Inc., an affiliate of the Partnership's general partner. In addition, the owners of CRI, Inc. are the directors and are officers of the general partner of CMSLP and CRIIMI MAE Management, Inc. (a wholly owned subsidiary of CRIIMI MAE Inc., a publicly held corporation). At December 31, 1995, mortgage servicing fees of $87,657 are payable to CRI, Inc., and $14,610 are payable to CMSLP.

As discussed in Note 2, the Partnership was in default under the terms of the mortgage loan agreement at December 31, 1995.

7. REAL ESTATE TAXES AND SPECIAL ASSESSMENTS
   PAYABLE:

During fiscal 1994, a real estate tax refund for $18,740 was received for overpayment of 1993 and 1992 taxes. This refund, net of $5,702 of tax appeal fees, is netted against 1994 real estate tax expense in the accompanying statements of operations.

A special assessment tax has been levied against the Partnership from an assessment performed several years ago. The total amount outstanding from the assessment at December 31, 1995 and 1994 was $41,621 and $49,945, respectively. Of these amounts, $8,324 of principal was paid during fiscal 1995 and 1994, respectively.

8. ESCROW DEPOSITS:

In 1995 and 1994, cash and investments held by the bond trustee consist of the following.


                                  REAL ESTATE TAX           RESERVE FOR
                                     AND INSURANCE          REPLACEMENTS
                                        ESCROW                ESCROW            TOTAL
                                     ---------------      --------------      ----------
 BALANCE AT DECEMBER 31, 1993             $  35,918            $53,273         $  89,191
  Deposits                                  116,400             17,700           134,100
  Withdrawals-
   Insurance                                 (6,180)                 -            (6,180)
   Taxes                                   (103,614)                 -          (103,614)
   Special assessment                       (13,568)                 -           (13,568)
   Replacement funding                            -             (4,633)           (4,633)
   Mortgage payments                         (8,500)                 -            (8,500)
   Service charges                              (91)              (117)             (208)
  Tax refund                                  7,742                  -             7,742
  Interest earned                             1,186              1,581             2,767
                                          ---------            -------          --------
 Balance at December 31, 1994                29,293             67,804            97,097
  Deposits                                  127,800             17,700           145,500
  Withdrawals-
   Insurance                                 (9,540)                 -            (9,540)
   Taxes                                   (104,189)                 -          (104,189)
   Special assessment                       (12,819)                 -           (12,819)
   Tax appeal fee                            (1,233)                 -            (1,233)
  Service charges                               (62)               (93)             (155)
  Interest earned                             1,168              2,432             3,600
                                          ---------            -------          --------
 Balance at December 31, 1995             $  30,418            $87,843         $ 118,261
                                          =========            =======          ========

REAL ESTATE TAX AND INSURANCE ESCROW

Per the mortgage loan agreement (see Note 6), the Partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate estimated annual amount of all real estate taxes, special assessments, and insurance premiums into the real estate tax and insurance escrow account maintained by the servicer. During 1995 and 1994, the Partnership made all required deposits to this escrow.

RESERVE FOR REPLACEMENTS ESCROW

The Partnership is also required to make monthly deposits into the reserve for replacements escrow account maintained by the servicer, as specified in the above-mentioned mortgage loan agreement. The fund is to be used for the replacement of project assets. The required annual deposit into the reserve for replacements account is $17,700, to be deposited in equal monthly installments until such time as the balance in the reserve equals or exceeds $150,000. Thereafter, no monthly deposits are required unless the balance falls below $150,000.

9. RELATED-PARTY TRANSACTIONS:

CRICO of Trailway Pond II Limited Partnership is an affiliate of the Partnership and owns a complex known as Trailway Pond Apartments, Phase II. Both the Project and Trailway Pond Apartments, Phase II, are managed by the same management company. Certain expenses applicable to both are billed to the management company and paid for collectively. These common charges are primarily allocated on a pro rata basis based on the number of dwelling units. An account has been established on the books of each partnership to record amounts payable to or receivable from the related entity. As of December 31, 1995 and 1994, receivables from the related entity were $1,106 and $0, respectively.


STATEMENT OF PROFIT AND LOSS                                    U.S. Department of Housing and Urban Development
 - INCOME TAX BASIS                                             Office of Housing
All amounts must be rounded to the nearest dollar;              Federal Housing Commissioner
$.50 and over, round up - $.49 and below, round down.           OMB Approval No. 2502-0052(Exp. 8/31/89)

        For Month/Period        For Month/Period     Project Number:    Project Name:
           Beginning                 Ending

        January 1, 1995         December 31, 1995                       CRICO of Trailway Pond I
                                                                        Limited Partership
        ----------------        -----------------    ---------------    --------------------------------------
Part I  Description of Account                                            Acct. No.
--------------------------------------------------------------------------------------------------------------
                                                 5000 - REVENUE ACCOUNTS
        Rental Income - 5100

          Apartments or Member Carrying Charges (Coops)                   5120            575,414
                                                                       -------        -----------
          Tenant Assistance Payments                                      5121
                                                                       -------        -----------
          Furniture and Equipment                                         5130                  -
                                                                       -------        -----------
          Stores and Commercial                                           5140                  -
                                                                       -------        -----------
          Garage and Parking Spaces                                       5170
                                                                       -------        -----------
          Flexible Subsidy Income                                         5180                  -
                                                                       -------        -----------
          Miscellaneous (specify)                                         5190                  -
                                                                       -------        -----------
          Total Rent Revenue Potential at 100% Occupancy                                           $  575,414
                                                                       -------        -----------  ----------
        Vacancies - 5200
          Apartments                                                      5220            (10,202)
                                                                       -------        -----------
          Furniture and Equipment                                         5230                  -
                                                                       -------        -----------
          Stores and Commercial                                           5240                  -
                                                                       -------        -----------
          Garage and Parking Spaces                                       5270                  -
                                                                       -------        -----------
          Miscellaneous (specify)                                         5290                  -
                                                                       -------        -----------
          Total Vacancies                                                                          $  (10,202)
                                                                       -------        -----------  ----------
          Net Rental Revenue (Rent Revenue Less Vacancies)                                         $  565,212
                                                                       -------        -----------  ----------
        Elderly and Congregate Services Income - 5300
          Total Service Income                                            5300                     $        -
                                                                       -------        -----------  ----------
        Financial Revenue - 5400
          Interest Income - Project Operations                            5410                757
                                                                       -------        -----------
          Income from Investments - Residual Receipts                     5430                  -
                                                                       -------        -----------
          Income from Investments - Reserve for Replacement               5440              2,432
                                                                       -------        -----------
          Income from Investments - Miscellaneous (Escrows)               5490              1,168
                                                                       -------        -----------
          Total Financial Revenue                                                                  $    4,357
                                                                       -------        -----------  ----------

        Other Revenue - 5900
          Laundry and Vending                                             5910             10,390
                                                                       -------        -----------
          NSF and Late Charges                                            5920              2,080
                                                                       -------        -----------
          Damages and Cleaning Fees                                       5930                  -
                                                                       -------        -----------
          Forfeited Tenant Security Deposits                              5940                720
                                                                       -------        -----------
          Other Revenue (specify) Application Fees (see Schedule I)       5990             10,487
                                                                       -------        -----------
          Total Other Revenue                                                                      $   23,677
                                                                       -------        -----------  ----------
          Total Revenue                                                                            $  593,246
                                                                       -------        -----------  ----------

                                                 6000 - PROJECT EXPENSES
        Administrative Expenses - 6200/6300

          Advertising                                                     6210             13,054
                                                                       -------        -----------
          Other Renting Expense (see Schedule I)                          6250              4,243
                                                                       -------        -----------
          Office Salaries                                                 6310             12,504
                                                                       -------        -----------
          Office Supplies                                                 6311                757
                                                                       -------        -----------
          Office or Model Apartment Rent                                  6312              2,415
                                                                       -------        -----------
          Management Fee (incentive management fee $2,770)                6320             24,374
                                                                       -------        -----------
          Manager or Superintendent Salaries                              6330              7,706
                                                                       -------        -----------
          Manager or Superintendent Rent Free Unit                        6331              1,950
                                                                       -------        -----------
          Legal Expenses (Project)                                        6340                111
                                                                       -------        -----------
          Auditing Expenses (Project)                                     6350              5,750
                                                                       -------        -----------
          Bookkeeping Fees/Accounting Services                            6351                  -
                                                                       -------        -----------
          Telephone and Answering Service                                 6360              3,210
                                                                       -------        -----------
          Bad Debts                                                       6370              1,733
                                                                       -------        -----------
          Miscellaneous Administrative Expenses (specify) (see
          Schedule I)                                                     6390              5,608
                                                                       -------        -----------
          Total Administrative Expenses                                                           $   83,415
                                                                       -------        -----------  ----------
        Utilities Expense - 6400
          Fuel Oil/Coal                                                   6420                  -
                                                                       -------        -----------
          Electricity                                                     6450              8,835
                                                                       -------        -----------
          Water                                                           6451              4,644
                                                                       -------        -----------
          Gas                                                             6452             15,579
                                                                       -------        -----------
          Sewer                                                           6453              8,863
                                                                       -------        -----------
          Total Utilities Expense                                                                  $   37,921
                                                                       -------        -----------  ----------
          Total Expenses (Carry forward to page 2)                                                 $  121,336
                                                                       -------        -----------  ----------

  The accompanying notes are an integral part of these financial statements.

                                                                                Balance from
                                                                     Acct. No.  Page 1         $  121,336
                                                                     ---------  ------------   ----------
        Operating and Maintenance Expenses - 6500
          Janitor and Cleaning Payroll                                  6510          10,535
                                                                     ---------  ------------

          Janitor and Cleaning Supplies                                 6515             790
                                                                     ---------  ------------
          Janitor and Cleaning Contract                                 6517           3,049
                                                                     ---------  ------------
          Exterminating Payroll/Contract                                6519             259
                                                                     ---------  ------------
          Exterminating Supplies                                        6520               -
                                                                     ---------  ------------
          Garbage and Trash Removal                                     6525           5,069
                                                                     ---------  ------------
          Security Payroll/Contract                                     6530               -
                                                                     ---------  ------------
          Grounds Payroll                                               6535               -
                                                                     ---------  ------------
          Grounds Supplies                                              6536             935
                                                                     ---------  ------------
          Grounds Contracts                                             6537           2,821
                                                                     ---------  ------------
          Repairs Payroll                                               6540          11,892
                                                                     ---------  ------------
          Repairs Material                                              6541           3,288
                                                                     ---------  ------------
          Repairs Contract                                              6542           1,661
                                                                     ---------  ------------
          Elevator Maintenance/Contract                                 6545           1,244
                                                                     ---------  ------------
          Heating/Cooling Repairs Maintenance                           6546             661
                                                                     ---------  ------------
          Swimming Pool Maintenance/Contract                            6547           1,284
                                                                     ---------  ------------
          Snow Removal                                                  6548           1,059
                                                                     ---------  ------------
          Decorating Payroll/Contract                                   6560           5,571
                                                                     ---------  ------------
          Decorating Supplies                                           6561               -
                                                                     ---------  ------------
          Vehicle & Maintenance Equipment Operation and Repairs         6570             485
                                                                     ---------  ------------
          Miscellaneous Operating & Maintenance Expense (see
           Schedule I)                                                  6590          12,643
                                                                     ---------  ------------
          Total Operating & Maintenance Expenses                                               $   63,246
                                                                     ---------  ------------   ----------
        Taxes and Insurance - 6700
          Real Estate Taxes (Tax appeal fee $1,233)                     6710         105,422
                                                                     ---------  ------------
          Payroll Taxes (FICA)                                          6711           5,401
                                                                     ---------  ------------
          Miscellaneous Taxes, Licenses and Permits                     6719             300
                                                                     ---------  ------------
          Property and Liability Insurance (Hazard)                     6720           7,020
                                                                     ---------  ------------
          Fidelity Bond Insurance                                       6721               -
                                                                     ---------  ------------
          Workmen's Compensation                                        6722           3,346
                                                                     ---------  ------------
          Health Insurance & Other Employee Benefits                    6723           2,670
                                                                     ---------  ------------
          Other Insurance (specify)                                     6729               -
                                                                     ---------  ------------
          Total Taxes and Insurance                                                            $  124,159
                                                                     ---------  ------------   ----------

        Financial Expenses - 6800
          Interest on Bonds Payable                                     6810               -
                                                                     ---------  ------------
          Interest on Mortgage Payable                                  6820         460,488
                                                                     ---------  ------------
          Interest on Notes Payable (Long-Term)(Special Assessment)     6830           3,658
                                                                     ---------  ------------
          Interest on Notes Payable (Short-Term)                        6840               -
                                                                     ---------  ------------
          Mortgage Insurance Premium/Service Charge                     6850          29,219
                                                                     ---------  ------------
          Miscellaneous Financial Expenses (Bond Issuer Fee)            6890           5,844
                                                                     ---------  ------------
          Total Financial Expenses                                                               $499,209
                                                                     ---------  ------------   ----------

        Elderly and Congregate Service Expenses
          Total Service Expenses - Schedule Attached                    6900               -
                                                                     ---------  ------------
          Total Cost of Operations before Depreciation                                         $  807,950
                                                                     ---------  ------------   ----------
          Profit (Loss) before Depreciation                                                    $ (214,704)
                                                                     ---------  ------------   ----------
          Depreciation (Total) - 6600 (specify) and Amortization        6600         253,639
                                                                     ---------  ------------
          Operating Profit or (Loss)                                                           $ (468,343)
                                                                     ---------  ------------   ----------
        Corporate or Mortgagor Entity Expenses - 7100
          Officer Salaries                                              7110               -
                                                                     ---------  ------------
          Legal Expenses (Entity)                                       7120               -
                                                                     ---------  ------------
          Taxes (Federal-State-Entity)                                 7130-32             -
                                                                     ---------  ------------
          Other Expenses (Entity)                                       7190               -
                                                                     ---------  ------------
          Total Corporate Expenses                                                             $        -
                                                                     ---------  ------------   ----------
        Net Profit or (Loss)                                                                   $ (468,343)
                                                                     ---------  ------------   ----------

        Miscellaneous or other Income & Expense Sub-account Groups. If miscellaneous or other and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.


Part II

1. Total principal payments required under the mortgage, even if payments under a Workout Agreement are less or more than those required under the mortgage.

                                                                      $      0

2. Replacement Reserve deposits required by the Regulatory Agreement or Amendment thereto, even if payments may be temporarily suspended or waived.

                                                                     $       0

3. Replacement or Painting Reserve releases which are included as expense items on this Profit and Loss Statement.

                                                                      $      0
4. Project improvement Reserve Releases under the Flexible Subsidy Program that are included as expense items on this Profit and Loss Statement.

                                                                      $      0

  The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                  CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

           SUPPLEMENTAL SCHEDULE TO HUD STATEMENT OF PROFIT AND LOSS
                               (INCOME TAX BASIS)
                      FOR THE YEAR ENDED DECEMBER 31, 1995

ACCOUNT NO. 5990 - OTHER REVENUE:
     Application fees                           $ 2,040
     Furniture rental                             1,730
     Parking                                        767
     Other                                        5,950
                                               --------
               Total other revenue              $10,487
                                               ========

ACCOUNT NO. 6250 - OTHER RENTING EXPENSE:
     Rental concessions                         $   554
     Resident retention                           1,826
     Credit report expense                        1,863
                                               --------
               Total other renting expense      $ 4,243
                                               ========

ACCOUNT NO. 6390 - MISCELLANEOUS ADMINISTRATIVE
     EXPENSES:
     Employee relations and                     $ 1,379
     business expenses
     Furniture rental                             1,829
     Security deposit interest                      617
     Other                                        1,783
                                               --------
                Total miscellaneous
                administrative
                expenses                        $ 5,608
                                               ========

ACCOUNT NO. 6590 - MISCELLANEOUS OPERATING
     AND MAINTENANCE EXPENSE:
     Floor and wood                             $ 9,404
     replacement
     Other                                        3,239
                                               --------
               Total miscellaneous expense      $12,643
                                               ========


   The accompanying notes are an integral part of these financial statements.